UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 8, 2014
BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35805 (Commission File Number)	20-1496201 (IRS Employer Identification No.)
1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)
(208) 384-6161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No. 1 to the Current Report regarding Section 5.07, Submission of Matters to a Vote of Security Holders, filed on May 12, 2014, with the Securities and Exchange Commission (the “Commission”) is filed for the purpose of adding to the Form 8-K in accordance with Item 5.07(d) of Form 8-K, a disclosure with respect to how frequently the registrant will include a shareholder vote on compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.
The Form 8-K is amended by adding thereto, immediately following the existing disclosure in Item 5.07, under Proposal No. 2, a new paragraph reading as follows:
In accordance with the expressed preference of our shareholders reflected in the non-binding, advisory vote described in our Proxy Statement filed with the Commission on April 2, 2014, the Board of Directors has determined to include an advisory shareholder vote on executive compensation of our named executive officers in our proxy materials on an annual basis until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our annual meeting of shareholders in 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ John T. Sahlberg
John T. Sahlberg Senior Vice President, Human Resources and General Counsel
Date: July 31, 2014